UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2021

Mawson Infrastructure Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52545	88-0445167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 5, 97 Pacific Highway, North Sydney NSW Australia	2060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +61 02 8624 6130

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

1. See Item 2.01 below—Acquisition of Luna Squares LLC. for a discussion of the Hoffman MIPA entered into in connection therewith.

2. See Item 2.01 below— Acquisition of Luna Squares LLC. for a discussion of the TRS MIPA entered into in connection therewith.

The paragraphs above describe certain of the material terms of the agreements referenced above. Such description is not a complete description of the material terms of such agreements and is qualified in its entirety by reference to the agreements entered into in connection therewith which are included as exhibits to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

Acquisition of Luna Squares LLC

On July 5, 2021, we consummated the acquisition (the “Acquisition”) of all of the outstanding membership interests of Luna Squares LLC, a Delaware limited liability company (f/k/a Innovative Property Management, LLC) (“Luna”) pursuant to the terms of a (i) Membership Interest Purchase Agreement with Kyle Hoffman (the “Hoffman MIPA”) and (ii) Membership Interest Purchase Agreement with TRS Ventures LLC (the “TRS MIPA”). Under the terms of the Hoffman MIPA, we purchased Mr. Hoffman’s membership interests in the Company, which represented 25% of total membership interest in the Company, for a purchase price of $200,000 of which (A) $50,000 was paid on cash on the closing date; (B) $50,000 will be paid in shares of the registrant’s common stock, with the number of shares to be issued based on the last sale price of the registrant’s stock on OTC Markets on the day immediately before issuance; (C) $50,000.00) to be paid in cash within ten (10) days after Buyer has received written confirmation from Electric Cities of Georgia (ECG) representative, that 1 MW of our owned and operated ASIC miners are online and working, to the satisfaction of us, in Acre 2 (the “Milestone”) and (D) $50,000.00 in shares of the registrant’s common stock promptly after the occurrence of the Milestone, with the number of shares to be issued based on the last sale price of the registrant’s stock on OTC Markets on the day immediately before issuance. Under the terms of the TRS MIPA, we purchased TRS’s membership interests in the Company, which represented 25% of the outstanding membership interests in the Company. The purchase of the TRS membership interests will take place in 3 separate closings with 15% occurring on the first closing, 5% on the second closing and 5% on the third closing. The total consideration to be paid to TRS will be $250,000 as follows: (A) $150,000 at the first closing of which $50,000 will be paid on cash and $100,000 in shares of the registrant’s common stock, with the number of shares to be issued based on the last sale price of the registrant’s stock on OTC Markets on the day immediately before issuance; (B) $75,000 at the second closing of which $25,000 will be paid on cash and $50,000 in shares of the registrant’s common stock, with the number of shares to be issued based on the last sale price of the registrant’s stock on OTC Markets on the day immediately before issuance and (C) $75,000 at the third closing of which $25,000 will be paid on cash and $50,000 in shares of the registrant’s common stock, with the number of shares to be issued based on the last sale price of the registrant’s stock on OTC Markets on the day immediately before issuance. Following closing of the Hoffman MIPA and the TRS MIPA, Luna will become a wholly owned subsidiary of the registrant. The registrant relied on the exemption from registration provided Section 4(a)(2) of the Securities Act of 1933, as amended, for the offer and sale of the shares of common stock issued or issuable under each of the Hoffman MIPA and the TRS MIPA.

The paragraphs above describe certain of the material terms of the Hoffman MIPA and the TRS MIPA. Such description is not a complete description of the material terms of the Stock Purchase Agreement and is qualified in its entirety by reference to the Hoffman MIPA and TRS MIPA, as applicable entered into in connection therewith which are included as exhibits to this Current Report on Form 8-K and incorporated into this Item 2.01 by reference.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

1. See Item 2.01 above—Acquisition Luna Squares LLC for a discussion of the shares of the registrant issued or issuable under the Hoffman MIPA and the TRS MIPA.

Item 7.01 Regulation FD Disclosure.

On July 9, 2021, Mawson Infrastructure Group Inc. (the “Company” or “Mawson”) issued a press release announcing that the Company has increased its ownership in Luna. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Mawson cautions that statements in this report that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Mawson’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the possibility that Mawson will not consummate all of the transactions reported or, if Mawson does consummate such transactions, that it will not receive the benefits Mawson planned to achieve from such transactions. More detailed information about the risks and uncertainties affecting Mawson is contained under the heading “Risk Factors” included in Mawson’s Annual Report on Form 10-K filed with the SEC on March 1, 2021, and in other filings that Mawson has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Mawson undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
2..1	Membership Interest Purchase Agreement dated July 5, 2021 between Mawson Infrastructure Group Inc. and Kyle Hoffman.
2.2	Membership Interest Purchase Agreement dated July 6, 2021 between Mawson Infrastructure Group Inc. and TRS Ventures LLC
99.1	Press Release dated July 9, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mawson Infrastructure Group Inc.

Date: July 9, 2021	By:	/s/ James Manning
James Manning
Chief Executive Officer

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